UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2014

PARKER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-07573	73-0618660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 100 Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 406-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

As previously reported, on April 22, 2013, Parker Drilling Company and two of its wholly-owned subsidiaries acquired International Tubular Services Limited and certain of its affiliates and other related assets (the “ITS acquisition”).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated statements of operations of Parker Drilling Company for the year ended December 31, 2013, which gives effect to the ITS acquisition, is attached as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	The unaudited pro forma condensed consolidated statements of operations of Parker Drilling Company for the year ended December 31, 2013, which gives effect to the ITS acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY

Date: August 8, 2014	By:	/s/ CHRISTOPHER T. WEBER
Christopher T. Weber Senior Vice President and Chief Financial Officer

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